EXHIBIT 32.1

                               SHOPKO STORES, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of ShopKo Stores, Inc. (the "Company") certify that, to their respective knowledge, the Annual Report on Form 10-K of the Company for the fiscal year ended January 29, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2005

                                                SHOPKO STORES, INC.

                                                     /s/ Brian W. Bender
                                                     ---------------------------
                                                     Brian W. Bender
                                                     Co-Chief Executive Officer

                                                     /s/ Paul G. White
                                                     ---------------------------
                                                     Paul G. White
                                                     Co-Chief Executive Officer

                                                     /s/ Michael J. Hopkins
                                                     ---------------------------
                                                     Michael J. Hopkins
                                                     Co-Chief Executive Officer


      This certification accompanies this Annual Report on Form 10-K pursuant to
Section 906 of the Sarbanes - Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.